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                                                                    EXHIBIT 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To SEI Investments Company:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of SEI Investments Company on Form S-8 of our report dated February 7, 1997 included in SEI Investments Company's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.


                                   /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
December 2, 1997